EXHIBIT 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 1, 2015, is by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), each of the Subsidiary Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as such term is hereinafter defined) party hereto and BANK OF AMERICA, N.A., as the administrative agent for the Lenders party to the Credit Agreement referenced below (in such capacity, together with the successors in such capacity, the “Administrative Agent”) and L/C Issuer.
R E C I T A L S
A.    The Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), the Administrative Agent and the other agents referred to therein are parties to certain Second Amended and Restated Credit Agreement dated as of January 26, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit (subject to the terms and conditions thereof) to the Borrower.
B.    The Borrower has previously informed the Administrative Agent that it desires to amend certain provisions of the Credit Agreement to change the definition of “Change of Control”.
D.    In order to amend such provisions of the Credit Agreement, the Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.
Section 1.    Amendments to Credit Agreement.
1.1    Amendments to the definition of “Change of Control”. Part (b) of the definition of “Change of Control” is hereby amended and restated in its entirety to read as follows:
“(b) a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the Closing Date, (ii) whose election or nomination to that board or equivalent governing

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body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or”
Section 2.    Conditions Precedent. This Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):
2.1    Counterparts. The Administrative Agent shall have received from the Required Lenders, the Borrower and the Subsidiary Guarantors, executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment.
2.2    No Default or Event of Default. As of the First Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
2.3    Fees. The Administrative Agent, the Lenders and L/C Issuer shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including to the extent invoiced prior to the First Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
Section 3.    Miscellaneous.
3.1    Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.
3.2    Ratification and Affirmation; Representations and Warranties. The Borrower and each of the other Loan Parties does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Borrower and the Subsidiary Guarantors hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document, as amended hereby, to which it is a party and agrees that each Loan Document, as amended hereby, to which it is a party remains in full force and effect, notwithstanding the amendments contained herein and (b) represents and warrants to the Administrative Agent and the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects),

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except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.
3.3    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower and/or the Subsidiary Guarantors, as applicable, or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
3.4    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g., “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.
3.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
3.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be duly executed as of the date first written above.
BORROWER
PARKER DRILLING COMPANY,
as the Borrower

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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SUBSIDIARY GUARANTORS

ANACHORETA, INC., a Nevada corporation
PARDRIL, INC., an Oklahoma corporation
PARKER AVIATION INC., an Oklahoma corporation
PARKER DRILLING ARCTIC OPERATING, LLC, a Delaware limited liability company
PARKER DRILLING COMPANY NORTH AMERICA, INC., a Nevada corporation
PARKER DRILLING COMPANY OF NIGER, an Oklahoma corporation
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED, an Oklahoma corporation
PARKER DRILLING COMPANY OF SOUTH AMERICA, INC., an Oklahoma corporation
PARKER DRILLING OFFSHORE COMPANY LLC, a Nevada limited liability company
PARKER DRILLING OFFSHORE USA, L.L.C., an Oklahoma limited liability company
PARKER NORTH AMERICA OPERATIONS, LLC, a Nevada limited liability company
PARKER TECHNOLOGY, INC., an Oklahoma corporation
PARKER TECHNOLOGY, L.L.C., a Louisiana limited liability company
PARKER TOOLS, LLC, an Oklahoma limited liability company
QUAIL USA, LLC, an Oklahoma limited liability company
ITS RENTAL AND SALES, INC., a Texas corporation

By:     ________________________________
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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PARKER DRILLING MANAGEMENT
SERVICES, LTD., a Nevada limited liability
company

By:                     ____
Name:
Title:

QUAIL TOOLS, L.P., an Oklahoma limited partnership

By:	Quail USA, LLC, its General Partner

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:_______________________________________
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

WELLS FARGO BANK N.A., as a Lender

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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WHITNEY BANK, as a Lender

By:
Name:
Title:

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

NORTHRIM BANK, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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